UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

Prologis, Inc.

Prologis, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.

On May 10, 2022, Prologis, Inc., the general partner of Prologis, L.P. (collectively, “Prologis”), issued a press release (the “Press Release”) announcing its proposal (the “Proposal”) to acquire all of the outstanding shares of common stock of Duke Realty Corporation (“Duke Realty”).

The foregoing description of the Proposal is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

The statements in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and Duke Realty operate as well as management’s beliefs and assumptions. Such statements involve uncertainties that could significantly impact Prologis’ financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates” including variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Prologis expects or anticipates will occur in the future—including statements relating to any possible transaction between Prologis and Duke Realty, rent and occupancy growth, acquisition and development activity, contribution and disposition activity, general conditions in the geographic areas where Prologis or Duke Realty operate, Prologis’ debt, capital structure and financial position, Prologis’ ability to earn revenues from co-investment ventures, form new co-investment ventures and the availability of capital in existing or new co-investment ventures—are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Prologis believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, Prologis can give no assurance that its expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) the ultimate outcome of any possible transaction between Prologis and Duke Realty, including the possibility that Duke Realty will reject the proposed transaction with Prologis; (ii) uncertainties as to whether Duke Realty will cooperate with Prologis regarding the proposed transaction; (iii) the effect of the announcement of the proposed transaction on the ability of Prologis and Duke Realty to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (iv) the timing of the proposed transaction; (v) the ability to satisfy closing conditions to the completion of the proposed transaction (including shareholder approvals); (vi) other risks related to the completion of the proposed transaction and actions related thereto; (vii) national, international, regional and local economic and political climates and conditions; (viii) changes in global financial markets, interest rates and foreign currency exchange rates; (ix) increased or unanticipated competition for Prologis’ or Duke Realty’s properties; (x) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xi) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xii) availability of financing and capital, the levels of debt that Prologis and Duke Realty maintain and their credit ratings; (xiii) risks related to Prologis’ investments in co-investment ventures, including Prologis’ ability to establish new co-investment ventures; (xiv) risks of doing business internationally, including currency risks; (xv) environmental uncertainties, including risks of natural disasters; (xvi) risks related to the coronavirus pandemic; and (xvii) those additional factors discussed under Part I, Item 1A. Risk Factors in Prologis’ and Duke Realty’s respective Annual Reports on Form 10-K for the year ended December 31, 2021. Prologis undertakes no duty to update any forward-looking statements appearing in this report except as may be required by law.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities.  This communication relates to a proposal which Prologis has made for an acquisition of Duke Realty.  In furtherance of this proposal and subject to future developments, Prologis (and, if a negotiated transaction is agreed, Duke Realty) may file one or more registration statements, proxy statements or other documents with the SEC.  This communication is not a substitute for any proxy statement, registration statement, prospectus or other document Prologis and/or Duke Realty may file with the SEC in connection with the proposed transaction.

Investors and security holders of Prologis and Duke Realty are urged to read the proxy statement(s), registration statement, prospectus and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction.  Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Prologis and/or Duke Realty, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Prologis through the web site maintained by the SEC at http://www.sec.gov.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC.  Nonetheless, Prologis and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions.  You can find information about Prologis’ executive officers and directors in Prologis’ definitive proxy statement filed with the SEC on March 25, 2022. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.
May 10, 2022	By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director

PROLOGIS, L.P.,
May 10, 2022	By:	Prologis, Inc., its general partner
	By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director

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